================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 1, 2000



                               CONTOUR ENERGY CO.
               (Exact name of registrant as specified in charter)



         DELAWARE                    0-25214                  76-0447267
 (State of Incorporation)     (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)



       601 JEFFERSON, SUITE 1100
             HOUSTON, TEXAS                               77002
(Address of Principal Executive Offices)               (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-5200


================================================================================

ITEM 5. OTHER EVENTS.

      As of July 1, 2000, our estimated proved reserves totaled 182 Bcfe.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CONTOUR ENERGY CO.


Dated:  August 30, 2000                    By:   /s/ RICK G. LESTER
                                                -------------------------
                                                     Rick G. Lester,
                                                 Chief Financial Officer